UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                          ____________________________

                                   FORM 8-K
                         ____________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          May 25, 2005 (May 19, 2005)
                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)
                         ____________________________

                       AMERICA WEST HOLDINGS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                         ____________________________

           Delaware                      1-12649                  86-0847214
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)         (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

               111 West Rio Salado Parkway, Tempe, Arizona 85281
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (480) 693-0800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                         ____________________________

                          AMERICA WEST AIRLINES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                         ____________________________


          Delaware                       0-12337                  86-0418245
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)         (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

           4000 E. Sky Harbor Boulevard, Phoenix, Arizona 85034-3899 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                (480) 693-0800
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
                         ____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry Into A Material Definitive Agreement.

      Merger Agreement

      On May 19, 2005, America West Holdings Corporation, a Delaware corporation ("America West Holdings"), US Airways Group, Inc., a Delaware corporation ("US Airways Group"), and Barbell Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of US Airways Group ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into America West Holdings (the "Merger"), with America West Holdings continuing as the surviving corporation.

      At the effective time and as a result of the Merger, (i) America West Holdings will become a wholly owned subsidiary of US Airways Group, (ii) each share of America West Holdings Class A common stock will be converted into
0.5306 of a share of common stock of US Airways Group ("US Airways Group Common Stock") and (iii) each share of America West Holdings Class B common stock will be converted into 0.4082 of a share of US Airways Group Common Stock, on the terms specified in the Merger Agreement. The Merger Agreement also provides that if US Airways Group engages in certain business combination, reorganization or financing transactions in connection with the Merger that value US Airways Group on a basis such that the pre-investment equity value of US Airways Group (taking into account the completion of the Merger) exceeds $500 million, the Merger Agreement will be amended to adjust the exchange ratios for the America West Holdings Class A and Class B common stock in the Merger in accordance with the terms thereof.

      At the effective time of the Merger all outstanding options to purchase America West Holdings Class B common stock (whether vested or unvested) under America West Holdings' stock-based benefit plans and under individual employment agreements will be converted into options to acquire US Airways Group Common Stock in accordance with the Merger Agreement.

      The Merger is intended to qualify, for federal income tax purposes, as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended. In addition, the Merger is expected to be effected as a principal component of a plan of reorganization (the "Plan") of US Airways Group and certain of its subsidiaries in connection with their voluntary petition for reorganization pursuant to chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101 et seq. in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court"). The Plan is also expected to include (i) the approval of the Merger Agreement, (ii) the investment of up to $500 million in additional US Airways Group Common Stock by certain new equity investors, including pursuant to the Investment Agreements (as hereinafter defined) and
(iii) the authorization of US Airways Group to consummate the transactions contemplated by the Merger and certain financing commitments.

      The Merger Agreement provides that following the effective time of the Merger the board of directors of US Airways Group will consist of up to 13 members. Assuming US Airways Group receives cash equity investments totaling $375 million prior to the effective time of the Merger, (i) 6 of such directors, including W. Douglas Parker, the current Chairman and Chief Executive Officer of America West Holdings (who will also serve as Chairman of the Board of US Airways Group after the Merger), will be appointed by America West Holdings, (ii) 4 of such directors, including Bruce Lakefield, the current Chief Executive Officer of US Airways Group (who will serve as Vice Chairman after the Merger), will be appointed by US Airways Group and (iii) 3 of such directors will be appointed by certain new equity investors in US Airways Group. In the event that US Airways Group receives cash equity investments totaling at least $500 million prior to the effective time of the Merger, the number of directors appointed by US Airways Group will be reduced to 3 and the number of directors to be appointed by the new equity investors will be increased to 4. The board of directors will be divided into three classes appointed to initial one, two or three year terms, as specified in the Merger Agreement.

      America West Holdings and US Airways Group have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct its


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

businesses in the ordinary and usual course between the execution of the Merger Agreement and the consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period.

      America West Holdings and US Airways Group have each made additional covenants relating to obtaining an order of the Bankruptcy Court approving (i) procedures for the consideration of Plan proposals, (ii) the form and manner of notice of competing offer procedures and (iii) break-up fee and related provisions (the "Bidding Procedures"). Until 35 days after the entry of such order or, if earlier, the date on which the Merger Agreement or another proposal becomes an approved proposal under the Bidding Procedures (an "Approved Proposal"), US Airways Group may solicit other proposals for alternative transactions in accordance with the Bidding Procedures. Following such time, US Airways Group has agreed not to solicit any other alternative business combination transactions. Subject to approval of the Bidding Procedures by the Bankruptcy Court, it is anticipated that if no other qualifying competing plan proposal is received or no other proposal is approved by the Bankruptcy Court within 40 days of the date of entry of the order approving the Bidding Procedures, the Merger Agreement will automatically become the approved proposal under the Bidding Procedures.

      America West Holdings has made certain additional customary covenants, including, among others, subject to certain exceptions (i) to cause a stockholder meeting to be held to consider adoption of the Merger Agreement,
(ii) for its board of directors to recommend adoption of the Merger Agreement by America West Holdings' stockholders, (iii) to cause it not to solicit proposals relating to alternative business combination transactions and (iv) not to enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.

     Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the stockholders of America West Holdings, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period and the receipt of certain other regulatory approvals, (iii) absence of any order or injunction prohibiting the consummation of the Merger, (iv) Bankruptcy Court approval of the Plan, (v) the registration statement on Form S-4 of US Airways Group to be filed in connection with the Merger having become effective, (vi) the US Airways Group Common Stock to be issued in the Merger having been authorized for listing or quotation, as applicable, on the New York Stock Exchange or Nasdaq Stock Market, (vii) receipt by US Airways Group of additional equity investments of not less than $375 million on a pre-investment value of not less than $500 million, (viii) all agreements and Bankruptcy Court orders entered into, modified or otherwise effected pursuant to or in connection with the Merger Agreement or the Plan being in form and substance reasonably acceptable to each of America West Holdings and US Airways Group, (ix) subject to certain exceptions, the accuracy of representations and warranties with respect to the business of America West Holdings or US Airways Group, as applicable, (x) each of America West Holdings and US Airways Group having performed their respective obligations pursuant to the Merger Agreement, (xi) no governmental entity having instituted any proceeding seeking any order which would result in a failure of the condition described in (iii) above, (xii) subject to certain exceptions, America West Holdings and US Airways Group having obtained consents and approvals required under certain material contracts of America West Holdings or US Airways Group, as applicable, (xiii) receipt of customary tax opinions and (xiv) in the case of the obligation of America West Holdings to effect the Merger, the absence of administrative claims (including contingent liabilities) arising out of or relating to certain US Airways Group benefit plans.

      The Merger Agreement contains certain termination rights for both America West Holdings and US Airways Group, and further provides that, upon termination of the Merger Agreement under specified circumstances, (i) America West Holdings may be required to pay US Airways Group a termination fee of $15 million and (ii) US Airways Group may be required to pay America West Holdings a termination fee of $15 million.

      The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

      Concurrently with the execution and delivery of the Merger Agreement and as a condition to the willingness of US Airways Group to enter into the Merger Agreement, TPG Partners, L.P., TPG Parallel I, L.P., Air Partners II, L.P. (collectively, the "TPG Entities"), which together beneficially own shares of Class A Common Stock of America West Holdings representing approximately 55% of the voting power of America West Holdings, entered into a Voting Agreement (the "Voting Agreement") with US Airways Group pursuant to which the TPG Entities have agreed to vote all shares of the America West Holdings' common stock beneficially owned by the TPG Entities in favor of the adoption of the Merger Agreement if the majority of the outstanding shares of Class B common stock of America West Holdings are voted in favor thereof and to vote against any amendment to America West Holdings' certificate of incorporation or bylaws or other proposal or transaction that would impede the Merger if a majority of the outstanding shares of Class B common stock of America West Holdings are voted against any such amendment, proposal or transaction. The TPG Entities have also agreed with US Airways Group not to sell or otherwise transfer any shares of Class A common stock of America West Holdings prior to the termination of the Voting Agreement other than in accordance with the terms of the Voting Agreement. The Voting Agreement terminates if the Merger Agreement is terminated and may be terminated by the TPG Entities if (i) the board of directors of America West Holdings withdraws its recommendation that the America West Holdings stockholders adopt the Merger Agreement or (ii) the TPG Entities are not able to procure an amendment to, or waiver of, the certain restrictions on the ability of the TPG Entities to transfer the Class A common stock contained in an agreement among America West Holdings and the TPG Entities for the benefit of the Air Transportation Stabilization Board. A copy of the Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement.

      In addition, on May 19, 2005, America West Holdings entered into an advisory agreement (the "Advisory Agreement") with TPG Advisors, Inc. ("TPG Advisors"), an affiliate of the TPG Entities. Pursuant to the Advisory Agreement, TPG Advisors will provide financial consulting and advisory services to America West Holdings in connection with the transactions contemplated by the Merger Agreement. The Advisory Agreement provides that America West Holdings will pay TPG Advisors a fee of $6.4 million which fee is conditioned upon consummation of the Merger. A copy of the Advisory Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Advisory Agreement is qualified in its entirety by reference to the full text of the Advisory Agreement.

      Consummation of the Merger will constitute a "Change of Control" under America West Airlines, Inc.'s outstanding 7.25% Senior Exchangeable Notes due 2023 and will require the surviving corporation in the Merger to make an offer to purchase such Notes within 30 days after the effective time of the Merger at a purchase price of $343.61 per $1,000 principal amount at maturity. Under the terms of the Notes and the related guarantee and exchange agreement, America West Airlines, Inc.'s obligation to purchase such Notes may be satisfied at America West Holdings' election by delivery of shares of US Airways Group Common Stock having a "fair market value" of not less than $343.61. For such purpose "fair market value" means 95% of the average market price of the US Airways Group Common Stock calculated over the 5 business days ending on the third business day before the purchase date.

      Investment Agreements and Participation Agreements

      On May 19, 2005, America West Holdings and US Airways Group entered into Investment Agreements (the "Investment Agreements"), with each of ACE Aviation Holdings Inc. ("ACE"), Eastshore Aviation, LLC ("Eastshore"), Par Investment Partners, L.P. ("Par") and Peninsula Investment Partners, L.P. ("Peninsula" and together with ACE, Eastshore and Par, the "Investors"). The Investment Agreements provide that, upon the terms and subject to the conditions set forth in the applicable Investment Agreement, at the closing under the Investment Agreement (which is expected to occur simultaneously with the Merger) US Airways Group will sell to and each of ACE, Eastshore, Par and Peninsula will purchase, shares of US Airways Group Common Stock for a purchase price of $75 million, $125 million, $100 million and $50 million, respectively. Except for Eastshore which will convert the principal owed to it pursuant to an existing Junior Secured Debtor-in-Possession Credit Facility (the "DIP Facility") in payment of the purchase price, the purchase price for such shares of US Airways Group Common Stock is payable in cash.

      America West Holdings, US Airways Group and the Investors have each made customary representations, warranties and covenants in the Investment Agreements. US Airways Group has made certain additional covenants not to issue additional equity securities of US Airways Group prior to the closing under the Investment Agreement, other than (i) under the Investment Agreements and to other equity investors on terms and conditions no more favorable than those contained in the applicable Investment Agreement and the stockholders agreement to be entered into in connection with the closing under such Investment Agreement up to an aggregate amount of $500 million, (ii) pursuant to the Merger and the Plan, (iii) subject to certain limitations, pursuant to a rights offering for proceeds which, when taken together with proceeds from new equity investments, including pursuant to the Investment Agreements, do not exceed $650 million or (iv) subject to certain limitations and conditions, issuances of equity securities for up to an additional $200 million in proceeds to be used for redemption of equity securities of existing America West Holdings or US Airways Group stakeholders.

      America West Holdings and US Airways Group have also agreed, with respect to ACE, to work in good faith to negotiate certain commercial business agreements (the "ACE Commercial Agreements") specified in the Investment Agreement relating to the investment by ACE. In addition, America West Holdings and US Airways Group have agreed, subject to certain exceptions, not to (i) amend the Merger Agreement or waive any condition to consummation of the Merger without the consent of the Investors or (ii) solicit proposals relating to an alternative reorganization or business combination of US Airways Group (except in accordance with the Bidding Procedures) or with respect to ACE, any arrangement that would replace the ACE Commercial Agreements.

      Consummation of the transactions is subject to customary conditions, including, among others, (i) execution and delivery of definitive transaction documents related to the investment by the Investor, including in the case of ACE, the Commercial Agreements (the "Transaction Documents"), and approval of such documents, to the extent necessary, by the Bankruptcy Court, (ii) subject to certain exceptions, the accuracy of representations and warranties with respect to the business of America West Holdings or US Airways Group, as applicable, or with respect to certain matters by the applicable Investor,
(iii) the absence of any law or order enjoining the performance of any of the Transaction Documents, (iv) no governmental entity having instituted any proceeding seeking any order which would prevent the performance of any of the Transaction Documents, (v) the absence of any pending or threatened litigation which if determined adversely to US Airways Group, would materially impair or limit the right of the Investors under the Transaction Documents, which the Investor reasonably determines has a reasonable likelihood of success, (vi) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period and the receipt of certain other regulatory approvals, (vii) Bankruptcy Court approval of the Plan and such Plan not being in conflict with any of the Transaction Documents and being consistent with the financial plan provided to the Investor, and (viii) the Merger becoming effective simultaneously with the closing under the Investment Agreements.

      In addition, the obligation of the Investors to consummate the transactions contemplated by the Investment Agreement is subject to, among other things, (i) all material contracts necessary for the successful implementation of the Plan having been assumed, assigned, rejected or renegotiated, as applicable, (ii) receipt by US Airways Group of equity investments of not less than $375 million and not more than $500 million (including the conversion of the DIP Facility), subject to certain exceptions,
(iii) the bankruptcy cases of US Airways Group and certain of its subsidiaries not having been converted to a case under chapter 7 of the bankruptcy code,
(iv) in the case of Eastshore, Par, and, subject to certain limitations, ACE, the appointment of the designee of such Investor to the board of directors of US Airways Group as contemplated by the applicable Investment Agreement, (iv) US Airways Group having obtained directors and officers insurance of at least $100 million, (v) there not having occurred any change or event that could reasonably be expected to have a material adverse effect on the financial condition, assets, liabilities, business or results of operations of US Airways Group or America West Holdings, (vi) the amendment of US Airways Group's employee profit sharing plan in the manner specified in the Investment Agreement, (vii) in the case of ACE, America West Holdings and US Airways
Group having not less than $280 million per year of maintenance, repair and overhaul services work immediately available to be outsourced to ACE or its affiliates as of the closing date under the Investment Agreement and (viii) in the case of Eastshore, the amendment to the Jet Servicing Agreement between US Airways, Inc. and Air Wisconsin Airlines

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Corporation to provide a guarantee of payment by US Airways Group of the obligations of US Airways, Inc. thereunder.

      The Investment Agreements contain certain termination rights for US Airways Group and the Investors, and further provide that, except in the case of Eastshore, upon termination of the applicable Investment Agreement under specified circumstances US Airways Group may be required to pay a termination fee to the Investor.

      A copy of each of the Investment Agreements is attached hereto as Exhibits 10.2 to 10.5 and is incorporated herein by reference. The description of the Investment Agreements is qualified in its entirety by reference to the full text of the Investment Agreements.

      The Investment Agreements contemplate that at the closing thereunder, each Investor and US Airways Group will enter into the Stockholders Agreement. The Stockholders Agreement will provide that, subject to certain exceptions, each Investor will agree not to transfer any of the shares of US Airways Group Common Stock acquired pursuant to the Investment Agreement until six months following the closing under the Investment Agreement and that US Airways Group will provide certain customary registration rights to the Investors. The Stockholders Agreement will also provide for the appointment of certain individuals designated by the Investors to be appointed to the board of directors of US Airways Group as of the effective time of the Merger for a three-year term. In the case of ACE, the Stockholders Agreement will provide that (i) for so long as ACE holds at least 66.67% of the number of shares of US Airways Group Common Stock acquired pursuant to its Investment Agreement (the "ACE Director Threshold"), ACE will be entitled to designate a director nominee for successive three-year terms and (ii) if ACE falls below the ACE Director Threshold, ACE will cause its director designee to resign from the board of directors. In the case of Investors other than ACE which are entitled as of the effective time of the Merger to designate a director to the board of directors of US Airways Group, the Stockholders Agreement will provide that
(i) for so long as such Investor holds at least 35% of the number of shares of US Airways Group Common Stock acquired pursuant to its Investment Agreement (the "Designating Investor Threshold"), such Investor will be entitled to designate a director nominee for successive three-year terms and (ii) if any such Investor falls below the Designating Director Threshold, the designee of such Investor will serve the remainder of such designee's term as a director, but such Investor will no longer have the right to designate a director nominee under the Stockholders Agreement.

      A copy of the form of Stockholders Agreement is attached hereto as
Exhibit 99.2 and is incorporated herein by reference. The description of the Stockholders Agreement is qualified in its entirety by reference to the full text of the Stockholders Agreement.

      In addition, on May 19, 2005, in connection with the execution and delivery by Par and Peninsula of their respective Investment Agreements, each of Par and Peninsula entered into Participation Agreements (the "Participation Agreements") with America West Holdings. The Participation Agreements provide that, unless the Merger Agreement is terminated by US Airways Group or America West Holdings because America West Holdings enters into a superior alternative business combination transaction, neither Par nor Peninsula will make, directly or indirectly, any debt or equity investment in US Airways Group or provide, directly or indirectly, equity or debt financing for the purposes of funding a reorganization, business combination transaction or stand-alone plan of US Airways Group with respect to which America West Holdings is not involved. The Participation Agreements also provide that, subject to certain limitations, in the event America West Holdings is a party to a reorganization or business combination transaction involving US Airways Group as part of a plan of reorganization with respect to which the pre-investment equity value of US Airways Group (taking into account the Merger) (the "Alternative Pre-Investment Value") exceeds $500 million (an "Alternative Transaction"), America West Holdings will cause such Alternative Transaction to provide for Par and Peninsula to be issued US Airways Group Common Stock in the aggregate equal in value to 11.2% of the amount by which the Alternative Pre-Investment Value exceeds $500 million.

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Item 7.01         Regulation FD Disclosure.

      On May 19, 2005, America West Holdings and US Airways Group issued a joint press release announcing the execution of the Merger Agreement. A copy of such press release is furnished pursuant to Item 7.01 as Exhibit 99.3 hereto and is incorporated herein by reference.

                                     * * *

                          FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should," and "continue" and similar terms used in connection with statements regarding the companies' outlook, expected fuel costs, the RASM environment, and the companies' respective expected 2005 financial performance. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings and US Airways Group (together, the "companies"), including future financial and operating results, the companies' plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of America West Holdings and US Airways Group's management and are subject to significant risks and uncertainties that could cause the companies' actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the ability of the companies to obtain and maintain any necessary financing for operations and other purposes, whether debtor-in-possession financing, in the case of US Airways Group, or other financing; the ability of the companies to maintain adequate liquidity; the duration and extent of the current soft economic conditions; the impact of global instability including the continuing impact of the continued military presence in Iraq and Afghanistan and the terrorist attacks of Sept. 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events; changes in prevailing interest rates; the ability to attract and retain qualified personnel; the ability of the companies to attract and retain customers; the cyclical nature of the airline industry; competitive practices in the industry, including significant fare restructuring activities by major airlines; the impact of changes in fuel prices; economic conditions; labor costs; security-related and insurance costs; weather conditions; government legislation and regulation; relations with unionized employees generally and the impact and outcome of the labor negotiations; US Airways Group's ability to continue as a going concern; US Airways Group's ability to obtain court approval with respect to motions in the Chapter 11 proceedings prosecuted by it from time to time; the ability of US Airways Group to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for US Airways Group to propose and confirm one or more plans of reorganization, to appoint a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of US Airways Group to obtain and maintain normal terms with vendors and service providers; US Airways Group's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceedings on US Airways Group's liquidity or results of operations; the ability of US Airways Group to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of US Airways Group to fund and execute its Transformation Plan during the Chapter 11 proceedings and in the context of a plan of reorganization and thereafter; and other risks and uncertainties listed from time to time in the companies' reports to the SEC. There may be other factors not identified above of which the companies are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The companies assume no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Similarly, these and other factors, including the terms of any reorganization plan of US Airways Group ultimately confirmed, can affect the value of the US Airways Group's various prepetition liabilities, common stock and/or other equity securities. Accordingly, the companies urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Additional factors that may affect the future results of America West Holdings and US Airways Group are set forth in their respective filings with the SEC, which are available at http://www.shareholder.com/americawest/edgar.cfm and http://investor.usairways.com/edgar.cfm, respectively.

                  ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, a registration statement, including a proxy statement of America West Holdings, and other materials will be filed with the Securities and Exchange Commission (the "SEC"). WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about US Airways Group and America West Holdings at http://www.sec.gov, the SEC's website. Free copies of America West Holdings' SEC filings are also available on America West Holdings' website at http://www.shareholder.com/americawest/edgar.cfm, or by request to Investor Relations, America West Holdings Corporation, 111 West Rio Salado Pkwy, Tempe, Arizona 85281. Free copies of US Airways Group's SEC filings are also available on US Airways Group's website at http://investor.usairways.com/edgar.cfm or by request to Investor Relations, US Airways Group, Inc., 2345 Crystal Drive, Arlington, VA 22224.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

                       PARTICIPANTS IN THE SOLICITATION

America West Holdings, US Airways Group and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from America West Holdings' stockholders with respect to the proposed transaction. Information regarding the officers and directors of America West Holdings is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on April 15, 2005. Information regarding the officers and directors of US Airways Group is included in its 2004 Annual Report filed with the SEC on Form 10-K on March 1, 2005. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number      Description
-------     -----------

2.1 Agreement and Plan of Merger, dated May 19, 2005, among US Airways Group, Inc., America West Holdings Corporation and Barbell Acquisition Corp.
10.1 Advisory Agreement, dated May 19, 2005, between America West Holdings Corporation and TPG Advisory, Inc.
10.2 Investment Agreement, dated May 19, 2005, among Eastshore Aviation, LLC, America West

            Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
10.3 Investment Agreement, dated May 19, 2005, among Par Investment Partners, L.P., America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
10.4 Investment Agreement, dated May 19, 2005, among Peninsula Investment Partners, L.P., America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
10.5 Investment Agreement, dated May 19, 2005, among ACE Aviation Holdings, America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
99.1 Voting Agreement, dated May 19, 2005, among TPG Partners, L.P., TPG Parallel I, L.P., Air Partners II, L.P. and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
99.2 Form of Stockholders Agreement, among ACE Aviation Holdings, Par Investment Partners, L.P., Peninsula Investment Partners, L.P., Eastshore Aviation, LLC and U.S. Airways Group, Inc.
99.3 Joint press release, dated May 19, 2005, issued by America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to the joint press release filed by America West Holdings pursuant to Rule 425 under the Securities Act of 1933 on May 19, 2005).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   America West Holdings Corporation

Dated: May 25, 2005                By:       /s/ Derek J. Kerr
                                             Derek J. Kerr
                                             Senior Vice President and
                                             Chief Financial Officer


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   America West Airlines, Inc.

Dated: May 25, 2005                By:       /s/ Derek J. Kerr
                                             Derek J. Kerr
                                             Senior Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

2.1 Agreement and Plan of Merger, dated May 19, 2005, among US Airways Group, Inc., America West Holdings Corporation and Barbell Acquisition Corp.
10.1 Advisory Agreement, dated May 19, 2005, between America West Holdings Corporation and TPG Advisory, Inc.
10.2 Investment Agreement, dated May 19, 2005, among Eastshore Aviation, LLC, America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
10.3 Investment Agreement, dated May 19, 2005, among Par Investment Partners, L.P., America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
10.4 Investment Agreement, dated May 19, 2005, among Peninsula Investment Partners, L.P., America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
10.5 Investment Agreement, dated May 19, 2005, among ACE Aviation Holdings, America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
99.1 Voting Agreement, dated May 19, 2005, among TPG Partners, L.P., TPG Parallel I, L.P., Air Partners II, L.P. and U.S. Airways Group, Inc. (incorporated by reference to Exhibit 2.1 of this Form 8-K).
99.2 Form of Stockholders Agreement, among ACE Aviation Holdings, Par Investment Partners, L.P., Peninsula Investment Partners, L.P., Eastshore Aviation, LLC and U.S. Airways Group, Inc.
99.3 Joint press release, dated May 19, 2005, issued by America West Holdings Corporation and U.S. Airways Group, Inc. (incorporated by reference to the joint press release filed by America West Holdings pursuant to Rule 425 under the Securities Act of 1933 on May 19, 2005).